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                      SURVIVORSHIP VARIABLE UNIVERSAL LIFE
                                  INVESTING IN
              NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT - I

       SUPPLEMENT DATED DECEMBER 15, 2000 TO PROSPECTUS DATED MAY 1, 2000


                            FOR USE IN NEW YORK ONLY


     This supplement provides information that you should know before you invest in the policies. You should read this information carefully and retain it for future reference. This supplement is not valid unless it is accompanied by a current prospectus for the policies. The terms we use in this supplement have the same meanings as in the prospectus for the policies.


On page B-3, add the following after the eighth full paragraph:

          -  Supplementary Term Rider -- This rider is not available.

          - First-to-Die Monthly Deduction Waiver Rider -- This rider is not available.

          -  Level First-to-Die Term Rider -- This rider is not available.








                New York Life Insurance and Annuity Corporation
                            (A Delaware Corporation)
                               51 Madison Avenue
                           New York, New York  10010